UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 26, 2008

CONSOLIDATED COMMUNICATIONS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51446	02-0636095
(State of Incorporation)	(Commission File Number)	(IRS employer identification no.)

121 South 17th Street
Mattoon, Illinois	61938-3987
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (217) 235-3311

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.04. Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

On February 26, 2008, Consolidated Communications Holdings, Inc. (the “Company”) issued a press release announcing that the Company will redeem all of the 9-3/4% Senior Notes due 2012 (the “Senior Notes”), of which $130,000,000 in aggregate principal amount are outstanding. The Senior Notes were issued pursuant to an Indenture dated as of April 14, 2004 (as amended, restated, supplemented or otherwise modified, the “Indenture”) between the Company and Wells Fargo Bank, N.A. (the “Trustee”). The Trustee sent notice of redemption to registered holders of the Senior Notes on the date of the press release. The redemption price will be 104.875% of the principal amount plus accrued and unpaid interest to the date of redemption. On and after the redemption date of April 1, 2008, interest on the Senior Notes will cease to accrue, and all rights of the holders of the Senior Notes will cease, except for the right to receive the redemption price and accrued and unpaid interest to the date of redemption. A copy of this press release is included as Exhibit 99.1 to this Form 8-K and incorporated into this Item 8.01 by reference. A copy of the Indenture was filed as Exhibit 4.1 to the Registration Statement on Form S-4 dated October 26, 2004.

The Company will fund the redemption of the Senior Notes by borrowing pursuant to the Credit Agreement dated as of December 31, 2007 (the “Credit Agreement”) by and among the Company, Consolidated Communications, Inc., Consolidated Communications Acquisition Texas, Inc., North Pittsburgh Systems, Inc. (f/k/a Fort Pitt Acquisition Sub Inc.), the lenders party thereto, Wachovia Bank, National Association, as administrative agent, issuing bank and swingline lender, CoBank, ACB, as syndication agent, General Electric Capital Corporation and The Royal Bank of Scotland PLC, as co-documentation agents, and Wachovia Capital Markets, LLC, as sole lead arranger and sole bookrunner, a copy of which was filed as Exhibit 10.1 to the Form 8-K filed on January 7, 2008 by the Company. The Credit Agreement includes a delayed draw term loan facility of up to $140,000,000 pursuant to which the borrowers under the Credit Agreement may borrow term loans for the purpose of funding the Senior Note Redemption and to pay fees and expenses related thereto (the “Delayed Draw Term Loans”), which Delayed Draw Term Loans shall bear interest at the same rates as the other term loans under the Credit Facility and shall mature on December 31, 2014.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated February 26, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2008	Consolidated Communications Holdings, Inc.

	By:	/s/ Steven L. Childers
Name: Steven L. Childers
Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated February 26, 2008